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                                                                 EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94118) of Crown Pacific Partners, L.P. of our report dated January 22, 1999 appearing on page F-17 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-19 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

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PricewaterhouseCoopers LLP

Portland, Oregon
March 26, 1999